UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

July 9, 2025

Date of Report (Date of Earliest Event Reported)

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 9, 2025, Viper Energy, Inc. (“Viper Energy”), Viper Energy Partners LLC (the “Issuer”) and New Cobra Pubco, Inc. (“New Viper”, and together with Viper Energy, the “Guarantors”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Issuer, the Guarantors, and Goldman Sachs & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the issuance and sale of $500,000,000 in aggregate principal amount of the Issuer’s 4.900% Senior Notes due 2030 (the “2030 Notes”) and $1,100,000,000 in aggregate principal amount of the Issuer’s 5.700% Senior Notes due 2035 (the “2035 Notes,” together with the 2030 Notes, the “Notes”). Each series of Notes will be fully and unconditionally guaranteed by (i) Viper Energy and (ii) following the consummation of the pending acquisition of Sitio Royalties Corp. (“Sitio,” and such acquisition, the “Sitio Acquisition”), each of Viper Energy and New Viper. The price to the public was 99.902% of the principal amount for the 2030 Notes and 99.636% of the principal amount for the 2035 Notes.

Each series of Notes and the Guarantors’ guarantees thereof have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (No. 333-288574), filed with the U.S. Securities and Exchange Commission (the “SEC”) and automatically effective on July 9, 2025. The terms of the Notes are further described in the Issuer and Guarantors’ prospectus supplement dated July 9, 2025, as filed with the SEC on July 11, 2025 (the “Prospectus”). The closing of the sale of the Notes is expected to occur on July 23, 2025, subject to the satisfaction of customary closing conditions.

Each series of Notes and the Guarantors’ guarantees thereof will be the Issuer’s and each Guarantor’s respective senior unsecured obligations and will rank equally in right of payment with all of the Issuer’s and each Guarantor’s respective existing and future senior indebtedness, including all of the Issuer’s and each Guarantor’s obligations under the Issuer’s revolving credit facility with Wells Fargo Bank, National Association, as administrative agent (the “revolving credit facility”) and (if funded) the Issuer’s proposed term loan facility with Goldman Sachs Bank USA, as administrative agent (the “term loan facility”) and the respective lenders party thereto and the Guarantors’ guarantees thereof, and senior in right of payment to any of the Issuer’s and each Guarantor’s future indebtedness that is expressly subordinated in right of payment to the Notes and the Guarantors’ guarantees thereof, respectively.

The net proceeds from the sale of the Notes, after deducting the Underwriters’ discounts and estimated offering expenses, are expected to be approximately $1.58 billion. Viper Energy and the Issuer intend to use these net proceeds for general corporate purposes, including, without limitation, redeeming Viper Energy’s 5.375% senior notes due 2027 and 7.375% senior notes due 2031 and, if the Sitio Acquisition closes, redeeming Sitio’s 7.875% senior notes due 2028 and repaying borrowings under Sitio’s revolving credit facility in connection with its termination, together with paying related fees, costs and expenses.

The Underwriting Agreement includes customary representations, warranties and covenants by Viper Energy, the Issuer and New Viper. It also provides for customary indemnification by each of Viper Energy, the Issuer, New Viper and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.

As more fully described under the caption “Underwriting—Other Relationships” in the Prospectus, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with Viper Energy or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Specifically, certain Underwriters and/or their affiliates serve in various roles under the Issuer’s revolving credit facility and may serve in various roles under its proposed term loan facility (for which Goldman Sachs Bank USA is acting as lead arranger), if funded.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01.	Other Events.

Press Release

On July 9, 2025, Viper Energy issued a press release announcing the pricing of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 9, 2025, by and among Viper Energy Partners LLC, Viper Energy, Inc., New Cobra Pubco, Inc. and Goldman Sachs & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated July 9, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including those relating to the expected timing of the closing of the sale of the Notes. All statements, other than historical facts, that address activities that the Issuer and/or either Guarantor assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Viper Energy. Information concerning these risks and other factors can be found in Viper Energy’s, the Issuer’s or New Viper’s filings with the U.S. Securities and Exchange Commission, including, as applicable, their Forms 10-K, 10-Q, 8-K, their preliminary prospectus supplement for the Notes offering and any amendments or supplements thereto, which can be obtained free of charge on the U.S. Securities and Exchange Commission’s web site at http://www.sec.gov. Viper Energy, the Issuer and New Viper undertake no obligation to update or revise any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date: July 11, 2025	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer